UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2008

THE QUIGLEY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, PA		18901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 345-0919

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2008, The Quigley Corporation (the “Company”) issued a press release announcing the retirement of George J. Longo as Chief Financial Officer and as a member of the Board of Directors of the Company effective September 5, 2008.  In addition, the Company announced that, effective September 5, 2008, Gerard M. Gleeson, 47, has been appointed as Vice President, Chief Financial Officer and as a member of the Board of Directors.  Mr. Gleeson joined the Company in 1998 and has served in management positions including Corporate Controller of the Company since 2004. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE QUIGLEY CORPORATION
(Registrant)

Date: August 6, 2008
	By:	/s/ George J. Longo
	Name:	George J. Longo
	Title:	Vice President and Chief Financial Officer